Exhibit 99.1

INDUSTRIAL INCOME TRUST INC.

PRO FORMA FINANCIAL INFORMATION

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regard to significant real estate acquisitions and financing transactions, as applicable. The unaudited pro forma financial statements should be read in conjunction with Industrial Income Trust Inc.’s (the “Company”, “we”, or “our”) Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (“Form 10-Q”), filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2011, and our historical Annual Report on Form 10-K for the year ended December 31, 2010 (“Form 10-K”), filed with the SEC on February 25, 2011.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011, and for the year ended December 31, 2010, combine our historical operations with the purchase of each of the real property and financing transactions described below, as if those transactions had occurred on January 1, 2010, with the exception of the Renton Distribution Center, as described below.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011, is not presented, because each of the real property and financing transactions described below has been presented in the Form 10-Q.

The following is a description of the Company’s real property transactions completed as of September 30, 2011:

On June 30, 2010, the Company acquired a 100% fee interest in the Renton Distribution Center located in the Kent Valley submarket of Seattle, Washington. The Renton Distribution Center consists of approximately 127,000 square feet of rentable area. The total aggregate acquisition cost was $12.6 million, exclusive of transfer taxes, due diligence expenses, and closing costs. Prior to our acquisition of the Renton Distribution Center, it was owner-occupied, and our current tenant, DHL Global Forwarding, was not a prior tenant. Therefore, prior period financial statements for the Renton Distribution Center as a rental property are not available, and pro forma financial information regarding the property’s operations and regarding the financing secured by the property has not been included in the accompanying pro forma condensed consolidated statements of operations.

The Renton Distribution Center is 100% leased to DHL Global Forwarding. A portion of the lease commenced on July 1, 2010, and the remainder of the lease began in December 2010 and will expire in October 2020 and contains two consecutive three-year renewal options. The lease provides for the rent to escalate periodically with average annual lease payments of approximately $1.1 million during the primary lease term. DHL Global Forwarding is responsible, subject to certain exceptions, for the operating expenses incurred in the operation and maintenance of the Renton Distribution Center. In addition, per the terms of the lease, Deutsche Post AG, the parent of DHL Global Forwarding, has executed a guaranty of any and all amounts due under the lease, up to an aggregate maximum amount which will be reduced incrementally for each year of the lease.

On August 25, 2010, the Company acquired a 100% fee interest in three buildings located in the Bell Gardens Industrial Park in Los Angeles County, California, aggregating approximately 263,000 square feet on 11.5 acres (“Bell Gardens”). The total aggregate acquisition cost of Bell Gardens was approximately $15.5 million, exclusive of transfer taxes, due diligence expenses, and closing costs. The Company funded the acquisition using proceeds from its public offering.

On September 1, 2010, the Company acquired a 100% fee interest in one building located in the Bayside Business Park in the San Francisco Bay Area of California, aggregating approximately 246,000 square feet on 10.4 acres, and a 100% fee interest in three buildings located in the Pinole Point Business Park in the San Francisco Bay Area of California, aggregating approximately 475,000 square feet on 30.0 acres (collectively the “Bay Area Portfolio”). The total aggregate acquisition cost of the Bay Area Portfolio was approximately $60.0 million, exclusive of transfer taxes, due diligence expenses, and closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On September 30, 2010, the Company acquired a 100% fee interest in 13 buildings located in the Northeast submarket of Portland, Oregon, aggregating approximately 475,000 square feet on 29.9 acres (collectively the “Portland Portfolio”). The total aggregate acquisition cost of the Portland Portfolio was approximately $28.0 million, exclusive of transfer taxes, due diligence expenses, and closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On November 1, 2010, the Company acquired a 100% fee interest in two buildings located in the Suwanee Pointe submarket of Atlanta, Georgia, aggregating approximately 232,000 square feet on 16.9 acres (collectively “Suwanee Point”). The total aggregate acquisition cost of the Suwanee Point buildings was approximately $14.2 million, exclusive of transfer taxes, due diligence expenses, and closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On December 29, 2010, the Company acquired a 100% fee interest in one building located in the Inland Empire metropolitan area of Perris, California, aggregating approximately 1.3 million square feet on 60.2 acres (the “Inland Empire Indian Avenue Distribution Center”). The total aggregate acquisition cost of the Inland Empire Indian Avenue Distribution Center was approximately $80.0 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On December 30, 2010, the Company acquired a 100% fee interest in one building located in the Brandon Woods Business Park located in the Port of Baltimore, Maryland, aggregating approximately 274,000 square feet on 11.9 acres (the “Brandon Woods Distribution Center”). The total aggregate acquisition cost of the Brandon Woods Distribution Center was approximately $16.1 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On January 19, 2011, the Company acquired a 100% fee interest in two buildings located in the Pinnacle Industrial Center in Dallas, Texas aggregating approximately 575,000 square feet on 36.2 acres (“Rock Quarry 1 and 2”). The total aggregate acquisition cost of Rock Quarry 1 and 2 was approximately $25.7 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded these acquisitions using proceeds from its public offering.

On January 19, 2011, the Company acquired a 100% fee interest in one industrial building located in the Madison Business Center in Tampa, Florida aggregating approximately 147,000 square feet on 8.9 acres (the “Eagle Falls Distribution Center”). The total aggregate acquisition cost of the Eagle Falls Distribution Center was approximately $10.7 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded these acquisitions using proceeds from its public offering.

On January 27, 2011, the Company acquired a 100% fee interest in one industrial building located in Hagerstown, Maryland aggregating approximately 824,000 square feet on 70.3 acres (the “Hagerstown Distribution Center”). The total aggregate acquisition cost of the Hagerstown Distribution Center was approximately $41.2 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On June 17, 2011, the Company acquired a 100% fee interest in two industrial buildings and a 100% leasehold interest in a third industrial building, aggregating approximately 2.0 million square feet on 143.2 acres. The buildings are located in Atlanta, Georgia; York, Pennsylvania; and Houston, Texas (collectively referred to as the “Regional Distribution Portfolio”). The total aggregate purchase price was approximately $111.8 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On June 24, 2011, under the terms of a definitive agreement to acquire a 100% fee interest in nine industrial buildings aggregating approximately 1.4 million square feet on 108.8 acres located in Chicago, Illinois, which the Company refers to herein as the “Chicago Industrial Portfolio,” the Company acquired six of the nine industrial buildings of the Chicago Industrial Portfolio aggregating approximately 1.1 million square feet on 84.8 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $80.5 million exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On August 4, 2011, the Company completed the acquisition of one of the three remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 82,000 square feet on 4.5 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $6.4 million exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On August 25, 2011, the Company completed the acquisition of one of the two remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 145,000 square feet on 9.5 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $9.6 million exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

The Company completed the acquisition of the remaining building in the Chicago Industrial Portfolio on December 13, 2011. The Company will provide the required financial information for the final property within the Chicago Industrial Portfolio during the first quarter 2012, at which time updated unaudited pro forma consolidated financial statements will be provided that reflect the acquisition of the remaining building of the Chicago Industrial Portfolio. Accordingly, no adjustments related to this acquisition have been included in the accompanying unaudited pro forma consolidated financial statements.

The Company entered into the following financing transactions prior to September 30, 2011, and these transactions are included in the historical consolidated unaudited balance sheet filed in our Form 10-Q: (i) $7.6 million mortgage note payable secured by the Renton Distribution Center on August 31, 2010; (ii) $30.0 million mortgage note payable secured by the Bay Area Portfolio on September 1, 2010; (iii) $9.4 million mortgage note payable secured by Bell Gardens on September 30, 2010; (iv) $17.3 million mortgage note payable secured by the Portland Portfolio on September 30, 2010; (v) $7.8 million mortgage note payable secured by Suwanee Point on November 1, 2010; (vi) $45.0 million mortgage note payable secured by the Inland Empire Indian Avenue

Distribution Center on December 29, 2010; (vii) $9.0 million mortgage note payable secured by the Brandon Woods Distribution Center on December 30, 2010; (viii) $12.4 million mortgage note payable secured by the Rock Quarry 1 and 2 on January 19, 2011; (ix) $6.2 million mortgage note payable secured by the Eagle Falls Distribution Center on January 19, 2011; (x) $23.4 million mortgage note payable secured by the Hagerstown Distribution Center on January 27, 2011; (xi) $66.9 million mortgage note payable secured by the Regional Distribution Portfolio on June 17, 2011; (xii) $43.1 million mortgage note payable secured by the six industrial buildings in the Chicago Industrial Portfolio that closed on June 24, 2011; (xiii) assumption of a $6.2 million mortgage note payable secured by the industrial building in the Chicago Industrial Portfolio that closed on August 4, 2011; and (xiv) assumption of a $6.3 million mortgage note payable secured by the industrial building in the Chicago Industrial Portfolio that closed on August 25, 2011.

The unaudited pro forma condensed consolidated financial statements have been prepared by our management based upon our historical financial statements and certain historical financial information of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated, nor do they purport to represent our future financial results. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

INDUSTRIAL INCOME TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Acquisitions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues
Rental revenues	$33,051	$8,314	$(692	)(3)	$40,673

Total revenues	33,051	8,314	(692)		40,673
Operating expenses
Rental expenses	6,848	1,568	—		8,416
Real estate related depreciation and amortization	13,768	—	4,835	(3)	18,603
General and administrative expenses	2,708	—	—		2,708
Asset management fees, related party	3,137	—	716	(4)	3,853
Acquisition-related expenses, related party	8,532	—	(4,492	)(3)	4,040
Acquisition-related expenses	5,649	—	(2,525	)(3)	3,124

Total expenses	40,642	1,568	(1,466)		40,744
Equity in loss of unconsolidated joint venture	(912)	—	—		(912)
Interest expense and other	(9,543)	—	(3,178	)(5)	(12,721)

Total other expenses	(10,455)	—	(3,178)		(13,633)
Net (loss) income	(18,046)	6,746	(2,404)		(13,704)
Net (loss) income attributable to noncontrolling interests	—	—	—		—

Net (loss) income attributable to common stockholders	$(18,046)	$6,746	$(2,404)		$(13,704)

Weighted - average shares outstanding	31,855				59,703 (6)

Net loss per common share - basic and diluted	$(0.57)				$(0.23)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

INDUSTRIAL INCOME TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Acquisitions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues
Rental revenues	$4,104	$39,225	$(2,175	)(3)	$41,154

Total revenues	4,104	39,225	(2,175)		41,154
Operating expenses
Rental expenses	994	8,762	—		9,756
Organization expenses	2	—	—		2
Real estate depreciation and amortization expense	1,577	—	19,021	(3)	20,598
General and administrative expenses	1,899	—	—		1,899
Asset management fees, related party	428	—	3,627	(4)	4,055
Acquisition-related expenses, related party	4,527	—	(4,527	)(3)	—
Acquisition-related expenses	1,914	—	(1,914	)(3)	—

Total operating expenses	11,341	8,762	16,207		36,310
Interest expense and other	(988)	—	(13,178	)(5)	(14,166)

Net (loss) income	(8,225)	30,463	(31,560)		(9,322)
Net (loss) income attributable to noncontrolling interests	—	—	—		—

Net (loss) income attributable to common stockholders	$(8,225)	$30,463	$(31,560)		$(9,322)

Weighted - average shares outstanding	4,738				59,703 (6)

Net loss per common share - basic and diluted	$(1.74)				$(0.16)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

INDUSTRIAL INCOME TRUST INC.

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND FOR THE YEAR ENDED DECEMBER 31, 2010

(Unaudited)

(1)	Reflects our historical condensed consolidated statements of operations for the nine months ended September 30, 2011, and for the year ended December 31, 2010. Please refer to our historical consolidated financial statements and notes thereto included in our Form 10-Q and our Form 10-K.
(2)	The tables below set forth the incremental impact of the following properties acquired by us on rental revenue and rental expense. The amounts presented are based on the historical operations of the properties and management’s estimates. Included in rental revenue is base rent, presented on a straight-line basis. The straight-line rent adjustments resulted in increases to rental income of approximately $1.5 million and $2.8 million, for the nine months ended September 30, 2011, and for the year ended December 31, 2010, respectively. Included in reimbursement and other revenue are rental expense recoveries and other revenues. The amounts presented for rental expense include: (i) operating expenses, (ii) insurance expense, and (iii) property management fees.

Revenue Impact: (dollars in thousands)		For the Nine Months Ended September 30, 2011		For the Year Ended December 31, 2010
Acquisition	Acquisition Date	Incremental Rental Revenue	Incremental Reimbursement Revenue	Incremental Rental Revenue	Incremental Reimbursement Revenue
Bell Gardens	August 25, 2010	$—	$—	$896	$146
Bay Area Portfolio	September 1, 2010	—	—	2,738	935
Portland Portfolio	September 30, 2010	—	—	2,204	600
Suwanee Point	November 1, 2010	—	—	903	183
Inland Empire Indian Avenue Distribution Center	December 29, 2010	—	—	6,426	1,674
Brandon Woods Distribution Center	December 30, 2010	—	—	1,449	173
Rock Quarry 1 and 2	January 19, 2011	72	11	2,069	434
Eagle Falls Distribution Center	January 19, 2011	36	2	1,034	280
Hagerstown Distribution Center	January 27, 2011	232	35	3,168	576
Regional Distribution Portfolio	June 17, 2011	3,923	424	6,091	1,135
Chicago Industrial Portfolio	(a)	3,105	474	4,779	1,332

Total		$7,368	$946	$31,757	$7,468

(a)	The Chicago Industrial Portfolio closed in four tranches: the first closing occurring on June 24, 2011, the second on August 4, 2011, and the third on August 25, 2011. The final tranche closed on December 13, 2011. We will provide the required financial information for the property acquired in the final tranche during the first quarter 2012, at which time updated unaudited pro forma consolidated financial statements will be provided that reflect the acquisition of the remaining building of the Chicago Industrial Portfolio.

Expense Impact: (dollars in thousands)		For the Nine Months Ended September 30, 2011		For the Year Ended December 31, 2010
Acquisition	Acquisition Date	Incremental Rental Expense	Incremental Real Estate Taxes	Incremental Rental Expense	Incremental Real Estate Taxes
Bell Gardens	August 25, 2010	$—	$—	$85	$118
Bay Area Portfolio	September 1, 2010	—	—	305	689
Portland Portfolio	September 30, 2010	—	—	282	332
Suwanee Point	November 1, 2010	—	—	127	95
Inland Empire Indian Avenue Distribution Center	December 29, 2010	—	—	532	1,143
Brandon Woods Distribution Center	December 30, 2010	—	—	66	149
Rock Quarry 1 and 2	January 19, 2011	9	6	262	185
Eagle Falls Distribution Center	January 19, 2011	3	6	75	169
Hagerstown Distribution Center	January 27, 2011	9	22	370	275
Regional Distribution Portfolio	June 17, 2011	202	361	720	980
Chicago Industrial Portfolio	(a)	444	506	750	1,053

Total		$667	$901	$3,574	$5,188

(a)	The Chicago Industrial Portfolio closed in four tranches: the first closing occurring on June 24, 2011, the second on August 4, 2011, and the third on August 25, 2011. The final tranche closed on December 13, 2011. We will provide the required financial information for the property acquired in the final tranche during the first quarter 2012, at which time updated unaudited pro forma consolidated financial statements will be provided that reflect the acquisition of the remaining building of the Chicago Industrial Portfolio.

(3)	The following table sets forth the incremental depreciation and amortization expense of the properties acquired by us. Pursuant to the purchase price allocations, building and other costs include amounts allocated to intangible in-place lease assets, above-market lease intangible assets and below-market lease intangible liabilities. The amount allocated to building will be depreciated on a straight-line basis over a period of 20 to 40 years, and the amounts allocated to intangible in-place lease assets will be amortized on a straight-line basis over the lease term. Above-market lease assets are amortized over the remaining lease term. Below-market lease liabilities are amortized over the remaining lease term, including any renewal periods. These amounts are included in rental revenue. In addition, for the nine months ended September 30, 2011, and for the year ended December 31, 2010, we had incurred acquisition costs of approximately $7.0 million and $6.4 million, respectively, related to property acquisitions. These acquisition costs have been excluded from the presentation of the pro forma statement of operations as these costs were directly attributable to property acquisition transactions and are not recurring in nature.

		For the Nine Months Ended September 30, 2011		For the Year Ended December 31, 2010
Acquisition (dollars in thousands)	Acquisition Date	Incremental Depreciation and Amortization Expense	Incremental Amortization of Above/Below Market Lease Intangibles, net	Incremental Depreciation and Amortization Expense	Incremental Amortization of Above/Below Market Lease Intangibles, net
Bell Gardens	August 25, 2010	$—	$—	$275	$93
Bay Area Portfolio	September 1, 2010	—	—	1,243	104
Portland Portfolio	September 30, 2010	—	—	1,678	64
Suwanee Point	November 1, 2010	—	—	543	102
Inland Empire Indian Avenue Distribution Center	December 29, 2010	—	—	2,788	231
Brandon Woods Distribution Center	December 30, 2010	—	—	453	(5)
Rock Quarry 1 and 2	January 19, 2011	92	7	1,102	88
Eagle Falls Distribution Center	January 19, 2011	26	16	317	193
Hagerstown Distribution Center	January 27, 2011	138	(2)	1,657	(21)
Regional Distribution Portfolio	June 17, 2011	2,203	135	4,406	270
Chicago Industrial Portfolio	(a)	2,376	536	4,559	1,056

Total		$4,835	$692	$19,021	$2,175

(a)	The Chicago Industrial Portfolio closed in four tranches: the first closing occurring on June 24, 2011, the second on August 4, 2011, and the third on August 25, 2011. The final tranche closed on December 13, 2011. We will provide the required financial information for the final property within the Chicago Industrial Portfolio during the first quarter 2012 at which time updated unaudited pro forma consolidated financial statements will be provided that reflect the acquisition of the remaining building of the Chicago Industrial Portfolio.

(4)	Asset management fees were calculated as if the properties acquired by us during 2011 and 2010 had been managed by Industrial Income Advisors, LLC, our Advisor, since January 1, 2010. The management fee consists of a monthly fee of one-twelfth of 0.80% of the aggregate cost (including debt, whether borrowed or assumed) before non-cash reserves and depreciation of each real property asset within our portfolio.

(5)	We have entered into financing arrangements for approximately $290.4 million of mortgage notes payable. Interest expense presented was calculated based on the terms of the mortgage notes payable as of September 30, 2011. The following table sets forth the calculation for the pro forma adjustments as if these financings were outstanding as of January 1, 2010:

					Estimated Incremental Interest Expense
Issuance Date (dollars in thousands)	Maturity Date	Interest Rate		Amount Financed	For the Nine Months Ended September 30, 2011		For the Year Ended December 31, 2010
August 31, 2010	September 1, 2015	4.16	%(a)	$7,560	(b	)	(b	)
September 30, 2010	October 1, 2020	4.95%		9,350	—		345
September 1, 2010	September 1, 2017	4.31%		30,000	—		858
September 30, 2010	October 1, 2020	4.95%		17,250	—		637
November 1, 2010	November 1, 2020	4.90%		7,750	—		315
December 29, 2010	December 29, 2020	5.68%		45,000	—		2,577
December 30, 2010	December 30, 2020	5.68%		9,000	—		518
January 27, 2011	November 1, 2020	4.81%		12,400	49		592
January 27, 2011	November 1, 2020	4.81%		6,160	24		294
January 27, 2011	November 1, 2020	4.81%		23,440	93		1,120
June 17, 2011	July 1, 2021	4.70%		66,869	1,501		3,143
June 24, 2011	July 1, 2021	4.70%		43,131	1,014		2,027
August 4, 2011	June 5, 2017	5.61%		6,150	233		351
August 25, 2011	July 11, 2016	6.24%		6,345	264		401

Total				$290,405	$3,178		$13,178

(a)	This loan bears interest at a variable interest rate based on one-month LIBOR plus 2.50%. In order to protect against fluctuations in LIBOR, in conjunction with this loan agreement, the Company entered into a five year, LIBOR-based interest rate swap agreement with Wells Fargo as the counterparty. As of September 30, 2011, the interest rate on the loan was effectively fixed at 4.155% for the full term as a result of the swap transaction.
(b)	Estimated interest expense for this financing arrangement was excluded from the pro forma statement of operations as it is secured by the Renton Distribution Center. Prior to our acquisition of the Renton Distribution Center, it was owner occupied, and our current tenant, DHL Global Forwarding, was not a prior tenant. Therefore, prior period financial statements for the Renton Distribution Center as a rental property are not available, and pro forma financial information regarding the property’s operations and regarding the financing secured by the property has not been included.

(6)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2011, and for the year ended December 31, 2010, were calculated to reflect all shares sold through December 27, 2011, as if they had been issued on January 1, 2010.